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                              THE OBERWEIS FUNDS

                       SUPPLEMENT DATED OCTOBER 1, 2003
                      TO THE PROSPECTUS DATED MAY 1, 2003

   Anti-Money Laundering Program. The Oberweis Funds (the "Fund") is required to comply with various federal anti-money laundering laws and regulations. Consequently, the Fund may be required to "freeze" the account of a shareholder if the shareholder appears to be involved in suspicious activity or if certain account information matches information on government lists of known terrorists or other suspicious persons, or the Fund may be required to transfer the account or proceeds of the account to a government agency. The Fund may also be required to reject a purchase payment, block a shareholder's account and consequently refuse to implement requests for transfers and withdrawals.

   Federal law requires the Fund to obtain, verify and record identifying information, which may include the name, street address, taxpayer identification number or other identifying information for shareholders who open an account with the Fund. The Fund may also ask to see a shareholder's driver's license or other identifying documents. Applications without this information may not be accepted and orders may not be processed. The Fund reserves the right to place limits on transactions in any account until the identity of the shareholder is verified; to refuse an investment in the Fund or involuntarily redeem a shareholder's shares and close an account in the event that a shareholder's identity is not verified; or suspend the payment of withdrawal proceeds if it is deemed necessary to comply with anti-money laundering regulations. The Fund and its agents will not be responsible for any loss resulting from the shareholder's delay in providing all required identifying information or from closing an account and redeeming a shareholder's shares when a shareholder's identity cannot be verified.

October 1, 2003

                              THE OBERWEIS FUNDS
                        951 Ice Cream Drive, Suite 200
                         North Aurora, Illinois 60542
                                1-800-245-7311